EXHIBIT (10) i)
                       1999 INCENTIVE STOCK OPTION PLAN




 1. Purpose of the Plan. The purpose of this Incentive Stock Option Plan (the "Option Plan") is to secure for STATE BANCORP, INC. (the "Holding Company") and its stockholders the benefits of the incentive inherent in the ownership of Common Stock of the Holding Company by those present and future key employees of the Holding Company, STATE BANK OF LONG ISLAND (the "Bank"), or any other subsidiary of the Holding Company or of the Bank (collectively referred to as the "Corporations") who will be responsible for its future growth and continued success. The Option Plan and the Incentive Stock Options (the "Options") granted hereunder are intended to comply with the provisions of Sections 421, 422A and 425 of the Internal Revenue Code of 1954, as amended, (the "Code") and the Option Plan and all Options granted hereunder shall be administered, interpreted and construed in accordance with such intention.

 2. Stock Subject to the Option Plan. There will be reserved for issuance upon the exercise of the Options which may from time to time be granted under the Option Plan, an aggregate of 325,000 shares of Common Stock, par value $5.00 per share, of the Holding Company, subject to adjustment as provided in Section 8. Shares subject to the Option Plan may be shares now or hereafter authorized but unissued and issued shares which have been reacquired by the Holding Company. If any Option under this Option Plan shall expire, terminate, or be canceled for any reason, without having been exercised in full, the shares which have not been purchased thereunder shall again become available for the purpose of this Option Plan unless this Option Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above for which Options may be granted, subject to adjustment as provided in Section 8.

 3. Administration of the Option Plan. The Option Plan shall be administered by a committee selected by the Board of Directors of the Holding Company (the "Board") consisting of not less than three members, not less than two of whom shall be members of the Board, who shall serve at the pleasure of the Board and be designated the Stock Option Committee (the "Committee"). The members of the Committee shall be directors and other persons selected by the Board who are not eligible to participate in the Option Plan during such time as they are members of the Committee.

 Subject to the express provisions of the Option Plan with respect to eligibility, the Committee shall determine the key


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employees to whom, and the time or times at which,  Options shall be granted and the number of shares to be subject to each Option. The Committee shall have authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Options (which terms and provisions need not be the same in each case), and to make all other determinations deemed necessary or advisable in administering the Option Plan, all of which determinations shall be final and binding upon all persons unless otherwise determined by the Board.

 A quorum of the Committee shall consist of a majority of its members and the Committee may act by the vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to such act signed by all members of the Committee.

 4. Eligibility and Participation. Options may be granted only to employees of the Corporations who, in the opinion of the Committee, exercise such functions or discharge such responsibilities that they merit consideration as key employees. Employees who are officers or directors of one or more of the Corporations may participate in the Option Plan. Directors who are not employees shall not be granted Options under the Option Plan. An employee may be granted an Option hereunder and may thereafter be granted an additional Option or Options if the Committee shall so determine. Options shall not be granted to any employee pursuant to the Option Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options). An optionee hereunder may exercise options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the options) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

 5. Option Price. Except as otherwise provided in Section 6 of the Option Plan, the Option price per share of Common Stock for each Option shall be fixed by the Committee and with respect to each Option granted hereunder shall not be less than 100 percent of the fair market value or the book value, whichever is greater, of the Common Stock of the Holding Company on the date the Option is granted. Fair market value shall be determined by the Committee which shall use any reasonable method of valuation, including: (a) if the Common Stock is not listed for trading on a recognized securities exchange but is traded in the over-the-counter market, the mean of the highest bid price and the lowest asked price for the Common Stock on the date of grant as reported by the National Quotation Bureau, Inc., or any successor organization, or (b) if the Common Stock is listed for trading on a recognized securities


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exchange,  the mean of the high and low sale prices or the closing sale price on such exchange on the date of grant, whichever shall be higher, of if the Common Stock shall not have been traded on such exchange on such date, the closing sale price on such exchange on the first day prior thereto on which the Common Stock was so traded or the closing bid price on such exchange on the date of grant, whichever shall be higher, or (c) if a realistic and fair market value of such shares is not readily determinable, an estimate of the fair market value shall be made taking into consideration: (i) the difference between the market value and book value of the shares of comparable financial institutions; and (ii) the trend of the Holding Company's consolidated earnings and of its book capital account.

 6. Options Granted to Ten Percent (10%) Stockholders. An Option may be granted under the Option Plan to an employee who, at the time such Option is granted, owns (within the meaning of Section 422A(b)(6) of the Code, including the applicable attribution provisions of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of one or more of the Corporations, only if: (a) at the time such Option is granted, the purchase price under such Option is not less than 110 percent of the fair market value or book value, whichever is higher, of the shares of stock subject to such Option, determined as provided in Section 5 of this Option Plan, and (b) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

 7. Terms and Conditions of Options. Each Option shall be subject to the terms of the Option Plan and shall be evidenced by an Incentive Stock Option Agreement substantially in the form attached hereto as Schedule A and containing or incorporating by reference the following terms and conditions and such other terms and conditions not inconsistent therewith as may be determined from time to time by the Committee.

 A. Term of Options. Except as otherwise provided in Section 6 of the Option Plan, the term of each Option granted pursuant to this Option Plan shall be such term, not exceeding ten (10) years from the date on which the Option shall have been granted, as shall be fixed at the time by the Committee and such term shall be subject to earlier termination as hereinafter provided. No Option may be granted after the termination of the Option Plan as provided in Section 12.
Options hereunder shall be deemed granted on the date on which the Committee acts with respect to the grant thereof.

 B. Exercise of Option. No Option granted pursuant to this Option Plan shall be exercisable: (1) unless the holder shall have been an employee of one or more of the Corporations during the entire period beginning on the date of the granting of the Option being exercised and ending on the date of such exercise (excluding


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in each case breaks in employment  due to military leave or sick leave which are approved by the Committee), except as provided in Subsections C and D; or (2) until twelve (12) months after the date on which the Option shall have been granted, provided, however, that on recommendation of the Committee in any individual case deemed exceptional by the Committee, the Board of Directors may specify a period of less than twelve (12) months but not less than six (6) months after the date on which the Option shall have been granted during which such Option may not be exercised. The Committee, at the time of the granting of each Option pursuant to this Option Plan may provide that the Option may not be exercised in any one year as to more than such percentage of the total number of shares covered thereby as the Committee shall determine, provided that such limitation shall not prohibit the exercise of the Option as to all shares covered thereby within the term of such Option.

 C. Effect of Termination of Employment or Death or Change in Control. No Option may be exercised at any time unless the holder is an employee of one or more of the Corporations except in the following events: (1) the holder, provided the Option has not terminated pursuant to the provisions of Subsection D, may, but only in the case of an employee who is disabled (within the meaning of Section 105(d)(4) of the Code) within one (1) year after the cessation of employment, exercise his or her Option to the extent he or she was entitled to exercise it as of the date of such cessation of employment; (2) if an employee to whom an Option has been granted under the Option Plan shall die while he or she is employed by one or more of the Corporations, such Option may be exercised within one (1) year after his or her death to the extent that the employee was entitled to do so at the date of his or her death, by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution. If a Change in Control (as herein defined) shall have occurred while the holder is an employee of one or more of the Corporations, all Options shall be accelerated and shall become immediately exercisable. In no event shall the holder of any Option have the right to exercise it after the expiration of the term of the Option.

 D. Employee's Agreement to Serve. Each employee receiving an Option shall agree to serve in the employ of one or more of the Corporations for a period of three
(3) years from the date on which it is granted. On recommendation of the Committee in any individual case deemed exceptional by the Committee, the Board of Directors may specify an employment period of less than three (3) years but in no event less than six (6) months. Such employment, subject to the provisions of any other contract between the Corporations and such employee, shall be at the pleasure of such Corporation and at such compensation as such Corporation shall from time to time determine. Any termination of such employee's employment during the period in which he has agreed pursuant to


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this  Subsection  D to remain in the  employ of one or more of the  Corporations which is either: (1) for cause; or (2) voluntary on the part of the employee and without the consent of such Corporation (except that a voluntary termination within three (3) months after a Change in Control shall not be deemed voluntary on the part of the employee) shall be deemed a violation by the employee of his agreement and, upon the occurrence of such violation, the Option held by him, to the extent not theretofore exercised, shall terminate. Such termination of the Option shall be in addition to all other rights and remedies for breach of contract to which the Corporations shall be entitled.

 E. Restrictions on Common Stock. Common Stock issued upon the exercise of an Option granted hereunder shall not be transferable until the employee to whom such Common Stock is issued has fulfilled his agreement to serve in the employ of one or more of the Corporations as provided in Subsection D of this Section. Upon the termination of employment of an employee by reason of retirement from such Corporation or by death or within three (3) months after a Change in Control, the restrictions imposed by this Subsection E shall expire; if such employee's employment shall terminate for any other reason before he or she has fulfilled his or her agreement to serve in the employ of such Corporation as provided in Subsection D of this Section, then the restrictions imposed by this Subsection E shall be extended for the period of five (5) years from the date of such termination. The restrictions imposed by this Subsection E and any other restrictions which are in the opinion of the Holding Company's counsel either necessary or required shall be noted on the certificates for the shares of Common Stock issued upon the exercise of Options granted hereunder by an appropriate legend. The legend with respect to the restrictions imposed by this Subsection E shall be substantially as follows:

 The shares represented by this certificate are subject to transfer and other restrictions contained in State Bancorp, Inc.'s 1999 Incentive Stock Option Plan, a copy of which is on file at the principal office of State Bancorp, Inc. As and when shares of Common Stock become free of the restrictions imposed by this Subsection E, the owner thereof shall be entitled, upon demand, to receive a new certificate therefor which does not bear such a legend.

 F. Method of Exercise. Subject to the provisions of the Incentive Stock Option Agreement and the Option Plan, an Option may be exercised in whole or in part at any time by written notice to the Holding Company, which notice shall specify the number of shares as to which the holder of the Option desires to exercise. The notice shall be accompanied by cash or by an unendorsed certified or official bank draft or money order for the full Option price, in United States dollars, payable to the order of the Holding Company.


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 G.  Non-assignability.  No Option shall be  transferred,  assigned,  pledged or hypothecated in any way (whether by operation of law of otherwise) by the employee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by him or her and shall not be subject to execution, attachment or similar process.

 H. Rights as a Shareholder. The holder of the Option shall have none of the rights of a shareholder with respect to any of the shares subject to the Option until the issuance of a certificate for such shares upon the exercise of the Option.

 I. Adjustment. The number of shares subject to the Option and the Option price per share shall be subject to adjustment in the manner provided in Section 8.

 8. Adjustments. The number of shares of Common Stock covered by each outstanding Option, and the price per share thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Holding Company resulting from a sub-division or consolidation of shares or a payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Holding Company.

 If the Holding Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which the holder of the number of shares of Common Stock subject to the Option would have been entitled.

 In the event of any proposed dissolution or liquidation of the Holding Company or a proposed merger or consolidation in which the Holding Company will not be the surviving corporation, the Holding Company shall mail or otherwise furnish to the holder of each outstanding Option written notice of such proposed dissolution, liquidation, merger or consolidation at least twenty (20) days prior to such dissolution, liquidation, merger or consolidation and each such holder shall thereupon have the right immediately and prior to such dissolution, liquidation, merger or consolidation to exercise his or her entire Option or any part thereof; and any outstanding Option not so exercised shall terminate upon such dissolution, liquidation, merger or consolidation.

 In the event of a change in the Common Stock of the Holding Company as presently constituted which is limited to a change of all authorized shares with par value into the same number of shares with a different par value no adjustment shall be made in the number of shares of Common Stock covered by any outstanding Option and the term "Common Stock" as used in the Option Plan shall be


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deemed to refer to the shares of Common Stock as so changed.

 Except as herein before expressly provided in this Section, the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Holding Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

 If any event occurs which would cause an adjustment in the number of shares of Common Stock or the securities subject to Option if an Option were outstanding hereunder then a like adjustment shall be made in the number of shares of Common Stock or the securities subject to the Option Plan as provided in Section 2.

 To the extent that the foregoing adjustments relate to stock or securities of the Holding Company, such adjustments shall be made by the Board of the Holding Company, whose determination in that respect shall be final, binding and conclusive, provided that no Option granted pursuant to the Option Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of the Internal Revenue Code, as amended No adjustment provided for in this Section shall require the Holding Company to issue or sell a fractional share, and the total adjustment with respect to each Option shall be limited accordingly.

 The grant of an Option pursuant to the Option Plan shall not affect in any way the right or power of the Holding Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business of assets.

 9. Uses of Proceeds. The proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Holding Company.

 10. Change in Control. Change in Control, for purposes of this Plan, means an event of a nature that: (i) would be required to be reported by the Holding Company in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance


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Corporation (the "FDIC") at 12 C.F.R. ss.303.80, as in effect on the date hereof or as same may be amended; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated or as same may be amended thereunder by the FRB at 12 C.F.R. ss.225.11, as in effect on the date hereof or as same may be amended; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 20% or more of the Bank's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Holding Company or similar transaction occurs in which the Holding Company is not the resulting entity; or
(D) a proxy statement shall be distributed soliciting proxies from shareholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Holding Company.

 11. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Option Plan, the Board of the Holding Company may modify, extend or renew outstanding Options granted under the Option Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board shall not, however, modify any outstanding Options so as to specify a lower exercise price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefore specifying a lower exercise price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the individual to whom any Option shall have been granted, alter or impair any rights or obligations under any Option therefore granted under the Option Plan.


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 12.  Governmental  and Other  Regulations.  The Option Plan,  and the grant and exercise of Options hereunder, and the Holding Company's obligation to sell and deliver stock under such Options, shall be subject to the provisions and approvals of any regulatory or governmental agency as may be required.

 13. Amendment and Termination. The Option Plan shall terminate February 25, 2009 and no Option shall be granted hereunder after that date, provided, however, that subject to the limitations on exercisability contained in the Option Plan, any Option granted under the Option Plan prior to such date may continue to be exercised by the holder after such date until such time as the Option expires by its terms.

 The Board of the Holding Company shall have complete power and authority to amend the Option Plan, provided, however, that the Board shall not without the affirmative vote of the holders of a majority of the outstanding Common Stock of the Holding Company: (i) increase the maximum number of shares for which Options may be granted under the Option Plan, (ii) reduce the minimum Option price,
(iii) extend the period provided in Section 7(A) during which Options may be granted or make an option exercisable earlier than as specified in Section 7(B),
(iv) amend the requirements as to the class of employees eligible to receive Options, or (v) increase the number of shares which may be optioned to all key employees or any one of them, or (vi) affect outstanding options or any unexercised rights thereunder, except as provided in Section 8.

 14. Effectiveness. The Plan shall be effective upon its approval by the stockholders of the Holding Company.

 15. Termination of Right of Action. Every right of action arising out of or in connection with the Option Plan or any Options granted hereunder, by or on behalf of the Holding Company, or by any stockholder of the Holding Company against any past, present or future member of the Board of Directors or employee of one of the Corporations, or by an employee (past, present or future) of one of the Corporations against one or more of the Corporations or against any past, present or future member of the Board of Directors or an employee of one of the Corporations shall, irrespective of the place where an action may be brought and irrespective of the place of residence of any such director or employee, cease and be barred by the expiration of five (5) years from the date of the act or omission in respect of which such right of action arises or is alleged to arise.

 The Option Plan shall be deemed to have been entered into and adopted and all Options have been granted in Nassau County, New York, and shall be interpreted, and the rights and liabilities of all individuals hereunder and under the Options determined, in accordance with the laws of the State of New York. Every action,


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suit or proceeding  brought to enforce any claim arising out of or in connection with the Option Plan or any Option shall be commenced only in courts of the State of New York located in the County of Nassau and having jurisdiction over the claim involved.

 16. Indemnification of Committee. No member or former member of the Committee or of the Board shall be liable, in the absence of bad faith or misconduct, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Holding Company so that members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Holding Company pursuant to its By-Laws, resolution and the Business Corporation Law of the State of New York.

 17. Compliance with Section 16. If this Plan is qualified under 17 C.F.R. ss.240.16b-3 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.


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                                   SCHEDULE A

                               STATE BANCORP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT




 INCENTIVE STOCK OPTION AGREEMENT dated as of ______________, 1999, (the "Date of Grant"), between STATE BANCORP, INC. (the "Holding Company") and (the "Optionee").


 1. As a separate inducement and agreement in connection with employment and not in lieu of any salary or other compensation for services, and pursuant to the Holding Company's 1999 Incentive Stock Option Plan (the "Option Plan"), the Holding Company hereby grants the Optionee the option to purchase shares of its Common Stock, par value $5.00 per share (the "Optioned Shares"), upon the following terms and conditions: (a) The option shall be an effective and binding obligation of the Holding Company only during the Option Term (as hereinafter defined) and, upon the expiration of the Option Term, the option shall become null and void to the extent of the Optioned Shares not theretofore purchased. The "Option Term", for purposes of this Agreement, shall be the period commencing with the Date of Grant and ending with the earlier of the following dates: (i) the _____ anniversary of the Date of Grant; or (ii) the termination of the employment of the Optionee by the Holding Company or a subsidiary corporation provided, however, the Optionee may, (x): in case of the disability of the Optionee (within the meaning of Internal Revenue Code 105(d)(4)), and (y) in case of death, exercise the option within one (1) year after the cessation of employment to the extent the Optionee was entitled to exercise it as of the date of such cessation of employment; (b) The option price per share shall be $______ being not less than 100% of the fair market value or the book value, whichever is greater, of the Common Stock of the Holding Company on the Date of Grant. (c) The number of shares of Common Stock covered by this option, and the price per share thereof, shall be subject to adjustment as provided in the Option Plan.
(d) Subject to the provisions of the Option Plan, this Option may be exercised after the expiration of twelve (12) months after the Date of Grant at any time during the Option Term; provided, however (i) the Optionee shall have been an employee of the Holding Company or a subsidiary corporation during the entire period beginning on the Date of Grant and ending on the date of exercise of the option, or in the case of the disability (within the meaning of Internal Revenue Code 105(d)(4) or death of the Optionee, a date not more than one (1) year prior to exercise


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of the option;  (ii) that this option shall not be  exercisable in part for less than ten (10) shares except where the balance of the Optioned Shares shall be less than ten (10); and (iii) that this option shall not be exercisable as to more than ( %) percent of the total number of Optioned Shares in any one (1) calendar year, providing that any options not exercised within the earliest period permitted may be exercised at any time thereafter within the Option Term; and (iii) that the Option Holder may exercise this option as to one hundred (100%) percent of the total number of Optioned Shares upon or after a Change in Control; (e) The shares of Common Stock covered by this option are subject to restrictions as provided in the Option Plan. (f) If the Optionee (or any other person entitled to exercise this option) desires to exercise this option, the Optionee or such other person, as the case may be, shall give written notice to the Holding Company at its principal office at 699 Hillside Avenue, New Hyde Park, New York (or such other place as may hereafter be designated by the Holding Company) stating the number of shares as to which the Option is being exercised. Such notice shall be accompanied by cash or an unendorsed certified or official bank draft or money order payable to the order of the Holding Company for the full price, in United States dollars, of the shares as to which the option is being exercised. (g) The terms and provisions of this option are subject to and shall be governed by the terms and provisions contained in the Option Plan, which is hereby incorporated herein by reference and made a part of this Agreement.


 2. Optionee agrees to remain in the employ of the Holding Company or a subsidiary corporation for a period of at least three (3) years from the Date of Grant. Such employment, subject to the provisions of any contract between the Holding Company and the Optionee, shall be at the pleasure of the Holding Company and at such compensation as the Holding Company shall from time to time determine. Any termination of the Optionee's employment during the period of three years referred to above which is either: (a) for cause; or (b) voluntary on the part of the Optionee and without the consent of the Holding Company (except that a voluntary termination within three (3) months following a Change in Control shall not be deemed voluntary on the part of the Option Holder), shall be deemed a violation by the Optionee of his or her agreement and, upon the occurrence of such violation, this Option shall terminate and Optionee shall have no further rights under this Agreement or the Option or Options granted under the Option Plan. Such termination of this option shall be in addition to any other rights and remedies for breach of contract to which the Holding Company shall be entitled.


 3. This Option shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Optionee otherwise than by will or laws of descent and distribution and shall be exercisable during his or her lifetime only by the Optionee, and shall not be subject to execution,


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attachment or similar process.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.



                                                             STATE BANCORP, INC.


                                                      BY:_______________________

                                                      __________________________
                                                      (Optionee)
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